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                                                                EXECUTION COPY
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                                CUSTODY AGREEMENT

                                      among

                              IMC MORTGAGE COMPANY,
                           IMC CORPORATION OF AMERICA,
                        INDUSTRY MORTGAGE COMPANY, L.P.,
                              IMC INVESTMENT CORP.,
                                and COREWEST BANC
                              jointly and severally
                                  as Borrowers,

                    PAINE WEBBER REAL ESTATE SECURITIES INC.,
                                     Lender

                                       and

                          FIRST NATIONAL BANK OF BOSTON
                                  as Custodian

                          Dated as of February 28, 1997

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                                TABLE OF CONTENTS

                                                                                                                Page
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
         RECITALS...............................................................................................  1

         SECTION 1.  Definitions................................................................................  1

         SECTION 2.  Appointment of Custodian...................................................................  3

         SECTION 3.  Delivery of Mortgage Files to Custodian....................................................  4

         SECTION 4.  The Custodian's Receipt, Examination and Certification of
                         Mortgage Files and Issuance of Trust Receipt...........................................  6

         SECTION 5.  Possession of Mortgage Files...............................................................  7

         SECTION 6.  Release of Custodian's Mortgage Files for Servicing........................................  9

         SECTION 7.  Review and Deposit of Additional Pledged Loans............................................. 10

         SECTION 8.  Waiver by the Custodian.................................................................... 10

         SECTION 9.  Right of Inspection by Lender and Third Person............................................. 10

         SECTION 10. Custodian's Fees and Expenses.............................................................. 10

         SECTION 11. Termination of Agreement................................................................... 11

         SECTION 12. Resignation and Removal of Custodian....................................................... 11

         SECTION 13. Limitation on Obligations of the Custodian................................................. 12

         SECTION 14. Notices.................................................................................... 13

         SECTION 15. No Assignment or Delegation by the Custodian............................................... 14

         SECTION 16. Controlling Law............................................................................ 14

         SECTION 17. Agreement for the Exclusive Benefit of Parties............................................. 14

         SECTION 18. Entire Agreement........................................................................... 14

         SECTION 19. Exhibits................................................................................... 14

         SECTION 20. Indulgences, Not Waivers................................................................... 14




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
                                                                                                                 Page
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
         SECTION 21. Titles Not to Affect Interpretation........................................................ 15

         SECTION 22. Provisions Separable....................................................................... 15

         SECTION 23. Representations and Warranties of the Custodian............................................ 15

         SECTION 24. Counterparts............................................................................... 16

         SECTION 25. Additional Borrowers....................................................................... 16

         EXHIBITS

         EXHIBIT A - LETTER OF TRANSMITTAL...................................................................... A-1
         EXHIBIT B - NOTICE TO THE CUSTODIAN.................................................................... B-1
         EXHIBIT C - TRUST RECEIPT.............................................................................. C-1
         EXHIBIT D - NOTICE OF TERMINATION...................................................................... D-1
         EXHIBIT E - NOTICE OF DEFAULT CERTIFICATE.............................................................. E-1
         EXHIBIT F - LETTER TO CUSTODIAN RE: LENDER'S TRUST RECEIPT............................................. F-1
         EXHIBIT G - LETTER TO CUSTODIAN RE: ENDORSEE'S TRUST RECEIPT........................................... G-1
         EXHIBIT H - REQUEST FOR RELEASE OF DOCUMENTS........................................................... H-1
         EXHIBIT I - CONFIRMATION OF REPAYMENT AND RECEIPT...................................................... I-1
         EXHIBIT J - BORROWER ADDITION AGREEMENT



                                       ii



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                  THIS CUSTODY  AGREEMENT  entered into as of February 28, 1997, by and among IMC MORTGAGE COMPANY, IMC CORPORATION OF AMERICA, INDUSTRY MORTGAGE COMPANY, L.P., IMC INVESTMENT CORP. and COREWEST BANC, jointly and severally, each a "Borrower" and collectively "Borrowers"), PAINE WEBBER REAL ESTATE SECURITIES INC. ("Lender"), and FIRST NATIONAL BANK OF BOSTON (the "Custodian"), recites and provides:

                                    RECITALS

                  Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of February 28, 1997 (the "Loan Agreement"). IMC Mortgage Company is obligated to service the Pledged Loans pursuant to the terms and conditions of the Loan Agreement.

                  Borrowers desire to deposit with the Custodian all Pledged Notes and Mortgages evidencing the Pledged Loans, together with the other documents included in the Mortgage Files related to the Pledged Loans, to be held by the Custodian as bailee and custodian for Lender and its assigns until otherwise instructed by Lender, all in connection with Advances under the Loan Agreement.

                  Lender may transfer or assign its interest in the Pledged Loans to one or more Third Persons or Assignee, and the Custodian shall act as custodian for such Third Persons or Assignee, as the case may be. Custodian desires and is able to perform the duties and obligations as custodian for Lender as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions. For the purposes of this Agreement, the following terms shall have the indicated meanings unless the context or use indicates another or different meaning and intent, the definitions of such terms are equally applicable to the singular and the plural forms of such terms, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, and section references refer to sections of this Agreement. All terms used herein and not defined shall have the respective meanings set forth in the Loan Agreement.

                  "Agreement" shall mean this Custody Agreement, as supplemented or amended from time to time.

                  "Assignee" shall mean The Chase Manhattan Bank, N.A., as agent for certain beneficiaries pursuant to certain repurchase transaction triparty custody agreements.

                  "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.




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                  "Business  Day" shall  mean any day other  than (a)  Saturday,
Sunday and any day on which banks located in the City of New York, New York are authorized or obligated by law or executive order to be closed, or (b) any other day on which Lender is closed for business.

                  "Custodial Register" shall mean the register maintained by Custodian pursuant to Section 5(f), which reflects as to each Pledged Loan the Person to whom the related Trust Receipt has been issued.

                  "Custodian" shall mean First National Bank of Boston, or its successor custodian.

                  "Letter of  Transmittal"  shall have the  meaning set forth in
Section 3(b) of this Agreement.

                  "Loan Number" shall have the meaning set forth in Section 3(a) of this Agreement.

                  "Mortgage"  means  the  mortgage,   deed  of  trust  or  other
instrument creating a first or second lien on an estate in fee simple interest in real property securing the Pledged Note.

                  "Mortgage Assignment" shall mean an assignment of the Mortgage in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage.

                  "Mortgage File" shall have the meaning set forth in Section 3(b) hereof.

                  "Mortgage Loan" means any residential mortgage loan originated by Borrower in accordance with the Seller's Guide.

                  "Notice  Loan  Schedule"  shall have the  meaning set forth in
Section 5(b) of this Agreement.

                  "Notice of Termination" shall mean the notice substantially in the form of Exhibit D hereto.

                  "Officer's Certificate" shall mean a certificate signed by (i) an officer or an employee, authorized to sign an officer's certificate, of Borrower or other Person having officers, submitting a Mortgage File to the Custodian or (ii) the closing attorney for the Pledged Loan. (The text of any particular Officer's Certificate may be stamped upon a document constituting a portion of a Mortgage File so long as such stamped text is signed by manual or facsimile signature by an officer or an employee authorized to sign an Officer's Certificate.)

                  "Person" shall mean any individual, corporation,  partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.




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                  "Pledged  Loan" means any Mortgage  Loan or Wet Mortgage  Loan that is pledged by Borrower and accepted by Lender in connection with an Advance.

                  "Pledged Loan Schedule" shall mean a schedule of Pledged Loans identifying each Pledged Loan by Borrower's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such Pledged Loan is secured by a first or second lien on the related Mortgaged Property, the loan-to-value ratio, the appraised value of the Mortgaged Property, the outstanding principal amount as of a specified date, the initial interest rate borne by such Pledged Loan, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the maturity of the related Pledged Note, the property type, the occupancy status, the original term to maturity, and whether the Pledged Loan (including the related Pledged Note) has been modified.

                  "Pledged   Note"   means  the  note  or  other   evidence   of
indebtedness of a Mortgagor secured by a Mortgage.

                  "Seller's   Guide"  means  the   underwriting   and  servicing
guidelines established by IMC Mortgage Company and approved by Lender, a true and correct copy of which was previously provided to Lender by Borrower.

                  "Servicer" shall mean IMC Mortgage Company in its capacity as servicer of the Pledged Loans.

                  "Third Person" shall mean a Person other than Borrower, Lender or the Custodian, which Person has acquired an interest in any Pledged Loans from Lender and continues to have an interest in such Pledged Loans.

                  "Trust Receipt" shall mean an instrument substantially in the form of Exhibit C hereto.

                  "Wet Loan List" shall have the meaning set forth in Section 3(d) of this Agreement.

                  "Wet Mortgage Loan" means any residential mortgage loan originated by Borrower in accordance with the Seller's Guide with respect to which the related Mortgage File has not been deposited with the Custodian on or prior to the related Advance Date.

                  SECTION 2. Appointment of Custodian. Lender hereby appoints Custodian, and Custodian hereby accepts its appointment, to act as the bailee of and agent for Lender and its successors and assigns (including any Third Person) for the purpose of taking custody of, and certifying receipt of, Pledged Loans and the proceeds thereof or substitutions therefor. With respect to each Pledged Loan, Custodian's appointment as Lender's bailee and agent shall terminate upon receipt by Lender of all amounts of principal and interest and any other amounts due and owing to Lender by the Borrower.




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                  SECTION 3. Delivery of Mortgage Files to Custodian.

                  (a) Representations of Borrower. With respect to each Advance other than an Advance secured by a Wet Mortgage Loan, Borrower represents that it has, prior to the pledge of any Pledged Loan to Lender pursuant to the Loan Agreement, delivered to the Custodian those documents designated in items (1) -
(6) below (to the extent applicable to such Pledged Loans). All documents delivered to the Custodian shall have been placed by Borrower or its representative in an appropriate file folder, properly secured, and clearly marked with the name of the Mortgaged Property and the loan number (the "Loan Number").

                  (b) Mortgage File. By delivery of a letter of transmittal substantially in the form of Exhibit A hereto (each, a "Letter of Transmittal"), Borrower will from time to time certify that it has delivered and released to the Custodian the related Mortgage Files for the Pledged Loans referred to in such Letter of Transmittal and has in its possession the other documents with respect to the Pledged Loans identified in the Pledged Loan Schedule attached to the Letter of Transmittal as Schedule 1.

                  "Mortgage File" means the following documents (all of which together constitute an original mortgage file):

                  (1) the original Pledged Note, endorsed, "Pay to the order of ________________, without recourse" and signed, by facsimile or manual signature, in the name of Borrower by an authorized officer. If the Pledged Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been duly recorded in the appropriate records depository for the jurisdiction in which the Mortgaged Property is located. To the extent that there is no room on the face of the Pledged Note for endorsements, the endorsement may be contained on an allonge, if the law by which such Pledged Note is governed so permits. Such allonge shall be firmly affixed to the Pledged Note so as to become a part thereof;

                  (2) the original of any loan agreement and guarantee(s) executed in connection with the Pledged Note;

                  (3) with respect to any Pledged Loans, the original Mortgage, with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the recording office, a copy of the original Mortgage together with an Officer's Certificate (which may be a blanket Officer's Certificate of Borrower covering all such Pledged Loans) certifying that the copy is a true copy of the original of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of the Mortgage certified by the public recording office in those instances where the original Mortgage has been lost, destroyed or retained by the public recording office; and if the Pledged Note has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign or a copy of such power



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         of attorney together with an Officer's Certificate certifying that such copy represents a true and correct copy and that such original has been
         duly  recorded  in  the   appropriate   records   depository   for  the
         jurisdiction in which the Mortgaged Property is located;

                  (4) with respect to any Pledged Loans, the original Mortgage Assignment assigned in blank for each Pledged Loan, in form and substance acceptable for recording (except for the name of the assignee) and signed in the name of the last endorsee by an authorized officer;

                  (5) with respect to any Pledged Loans, the originals of all intervening assignments of mortgage, if any, with evidence of recording thereon or copies thereof certified by the related recording office or, if the original of any such assignment has not yet been returned from the recording office, a copy of the original of any such assignment without evidence of recording thereon together with an Officer's Certificate (which may be a blanket Officer's Certificate of Borrower covering all such Pledged Loans) certifying that the copy is a true copy of the original of any such assignment which has been delivered by such attorney or officer for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost, destroyed or retained by the public recording office;

                  (6) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or, if the original of any such agreement has not yet been returned from the recording office, a copy of the original of any such agreement without evidence of recording thereon together with an Officer's Certificate (which may be a blanket Officer's Certificate of Borrower covering all such Pledged Loans) certifying that the copy is a true copy of the original of any such agreement which has been delivered by such attorney or officer for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located, or a copy of such agreement certified by the public recording office in those instances where the original recorded agreement has been lost, destroyed or retained by the public recording office; and

                  (7) the original lender's ALTA Policy of Title Insurance or an equivalent thereto.

                  (c) Requirements Relating to Wet Mortgage Loans. Subject to the terms of the Loan Agreement, Borrower may pledge, as part of the Pledged Loans securing an Advance, Wet Mortgage Loans. In connection with any pledge or assignment of Borrower's interest in a Wet Mortgage Loan, Borrower shall, not later than 10:00 a.m. New York City time on the date of the related Advance, deliver to the Custodian a Letter of Transmittal duly authorized, executed and completed and, not later than the seventh (7th) day following the date of the related Advance, shall deposit, or cause to be deposited, with the Custodian all documents required to be delivered pursuant to Section 3(b) for each such Wet Mortgage Loan with a copy of the Letter of Transmittal previously delivered, which information shall also be delivered on



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computer  readable magnetic diskette or tape. The Custodian shall (i) deliver to
Lender, not later than 10:00 a.m. New York City time on the related Advance Date, a detailed list of all Wet Mortgage Loans in a form acceptable to Lender (each, a "Wet Loan List"); and (ii) notify Lender not later than 4:00 p.m. New York City time on the seventh (7th) day following the related Advance Date if any documents described in Section 3(b) have not been received with respect to any Wet Mortgage Loan. Borrower hereby represents, warrants and covenants to Lender and the Custodian that it and any person or entity acting on its behalf that has possession of any of the documents described in this Section 3(c) for such Wet Mortgage Loan prior to the deposit thereof with the Custodian will hold such documents in trust for the Lender.

                  SECTION     4.  The  Custodian's   Receipt,   Examination  and
                              Certification of Mortgage Files and Issuance of Trust Receipt.

                  (a) The Custodian shall examine the documents received by it and confirm, as of the date of the Trust Receipt, that on their faces:

                  (1) the Pledged Note and Mortgage each bears an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and mortgagor or grantor or, in the case of copies of the Mortgage permitted under Section 3, that such copies bear a reproduction of such signature or signatures;

                  (2) (a) the principal amount of the indebtedness secured by the Mortgage is identical to the original principal amount of the Pledged Note and the original principal amount on the Pledged Loan Schedule; (b) the Pledged Note term is the same as set forth on the Pledged Loan Schedule; and (c) the Pledged Note coupon is the same as set forth on the Pledged Loan Schedule;

                  (3) the Pledged Note bears original endorsements, by either manual or facsimile signature, which complete the chain of ownership from the original holder or payee to the owner of the related Trust Receipt;

                  (4) the original of the Mortgage Assignment and any intervening mortgage assignment bears the original signature purporting to be the signature of the named mortgagee or beneficiary (and any other necessary party, including subsequent assignors) or in the case of copies permitted under Section 3, that such copies bear a reproduction of such signature or signatures and that the Mortgage Assignment and any intervening mortgage assignment complete the chain of title from the originator to Borrower and from Borrower in blank;

                  (5) the power of attorney (if any), as specified in Sections 3(b)(1) and 3(b)(3), (A) bears an original signature purporting to be the signature of the maker of the Pledged Note and the mortgagor or grantor of the Mortgage and (B) bears evidence that such power of attorney was recorded in the appropriate records depository for the jurisdiction where the Mortgaged Property is located or, in case of copies permitted under Sections




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         3(b)(1) and  (2)(b)(3),  that such copies bear a  reproduction  of such signatures and such evidence of recordation; and

                  (6) if a Pledged Note or a Mortgage was executed by an attorney-in-fact, the power of attorney specified in Sections 3(b)(1) and 3(b)(3) is included and conforms to the requirements of such section.

                  (b) If the Custodian has determined that all the required documents are included in the Mortgage Files delivered to it and that such related documents on their faces satisfy the requirements enumerated in Sections 3(a)(1) through 3(a)(6) hereof, the Custodian shall (i) sign a copy of the related Letter of Transmittal and return the Letter of Transmittal to Borrower, and (ii) remit to Lender or its designee a Trust Receipt, not later than 2:00 p.m. (New York City time) on the date of the related Advance, with respect to such Mortgage Files signed by the Custodian. If upon examination of the documents included in any Mortgage File, the Custodian determines that such documents do not satisfy the above requirements, or is unable to confirm that such documents satisfy such requirements, the Custodian shall mark such Pledged Loan as an exception on its Trust Receipt. Except as set forth in the preceding sentence, the Trust Receipt of the Custodian with respect to each Mortgage File shall be deemed to include a certification that the documents reviewed by the Custodian appear regular on their face and relate to the Pledged Loan described in the Mortgage File and are in the possession and control of the Custodian.

                  (c) Under no circumstances shall the Custodian be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue any such document, nor shall the Custodian be responsible for the value, form, substance, validity, perfection, priority, effectiveness or enforceability of any of such documents.

                  (d) Any provision of this Agreement to the contrary notwithstanding, Borrower shall notify the Custodian of the need to examine a Mortgage File and deliver a related Trust Receipt not less than forty-eight (48) hours prior to the date on which such Trust Receipt is required to be delivered.

                  (e) With respect to any Trust Receipt delivered to Lender. hereunder, the Custodian shall revise its own internal books and records from time to time to reflect its receipt or release of Pledged Loans under the terms of this Agreement so that the applicable Pledged Loan Schedule for any such Trust Receipt shall always accurately reflect the Pledged Loans held by the Custodian under this Agreement.

                  SECTION 5.        Possession of Mortgage Files.

                  (a) Possession of Mortgage Files on Behalf of Lender. The Custodian shall segregate and retain possession and custody of the Mortgage Files for the exclusive use and benefit of Lender and as agent and bailee of and custodian for Lender for all purposes until otherwise notified by Lender pursuant to subsection (b) hereof. The Custodian shall also make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files are



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owned by Lender unless  otherwise  notified by Lender pursuant to subsection (b)
hereof. The Custodian shall not release any portion of the Mortgage Files to Borrower or to any other party without the prior written authorization of the registered holder of the Trust Receipt.

                  (b) Possession of Mortgage Files on Behalf of Assignee. Lender hereby notifies Custodian that Lender shall assign, as of each Advance Date, all of its right, title and interest in and to all Pledged Loans pledged by Borrower pursuant to the Loan Agreement and all rights of Lender under the Loan Agreement (and this Agreement) in respect of such Pledged Loans represented thereby to Assignee. Borrower hereby irrevocably consents to such assignment. Assignment by Lender of the Pledged Loans as provided in this Section 5(b) shall not release Lender from its obligations otherwise under this Agreement. Lender's agreements with each Assignee will specify that the Assignee cannot issue instructions regarding the Pledged Loans or Mortgage Files unless Lender has defaulted on Lender's obligations to such Assignee. Accordingly, the Custodian may not act on requests from a Assignee to withdraw or otherwise dispose of Pledged Loans unless the Assignee delivers to the Custodian an executed Notice of Default Certificate in the form of Exhibit E hereto. The Custodian shall be entitled to presume conclusively that the Notice of Default Certificate is properly executed and that when delivered to the Custodian an Event of Default exists under Lender's agreement with its Assignee.

                  (c) Possession of Mortgage Files on Behalf of Third Persons. The Custodian acknowledges that Lender may transfer its interest in the Pledged Loans to a Third Person. Upon receipt of written notice from Lender, substantially in the form of Exhibit B hereto, that Lender has transferred its interest in the Pledged Loans identified on a schedule to such notice (the "Notice Loan Schedule") to a Third Person together with the Trust Receipt for amendment of the Schedule attached thereto, the Custodian will promptly issue a Trust Receipt to such Third Person and shall issue an amended Trust Receipt to Lender, each of which will reflect the transfer of Lender's interest in certain Pledged Loans to such Third Person. The notice sent by Lender to the Custodian shall be in substantially the form of Exhibit B hereto and shall (i) specify the name of the Third Person, (ii) specify the address of the Third Person, which may be an address in care of Lender and (iii) have attached the Notice Loan Schedule. Upon receipt of any such notice from Lender, the Custodian shall (a) segregate and retain possession and custody of the Mortgage Files with respect to the Pledged Loans in the Notice Loan Schedule as agent and bailee of and custodian for such Third Person, and (b) make appropriate notations in the Custodian's books and records reflecting that the Mortgage Files identified in the Notice Loan Schedule are owned by such Third Person. The Custodian shall segregate and maintain continuous custody of all Mortgage Files for the benefit of the Person to whom it has issued a Trust Receipt.

                  (d) Aging Reports. Custodian shall promptly notify Lender if any Pledged Loan has been subject to this Agreement for more than 210 days. In addition, Custodian shall provide to Lender, not later than the 5th Business Day of each month during the term of this Agreement, with a detailed listing of all Pledged Loans relating to any outstanding Trust Receipt, which report shall identify (i) the origination date of each such Pledged Loan and (ii) the date that the Mortgage File relating to such Pledged Loan was originally certified by Custodian and pledged to Lender.

                  (e) Upon surrender of the Trust Receipt by Lender to the Custodian, Lender may issue instructions regarding the Pledged Loans designated in the applicable Trust Receipt, including instructions to withdraw Pledged Loans.

                  (f) In the event a Trust Receipt is lost, destroyed or otherwise unavailable for surrender to the Custodian, Lender will present to the Custodian documentation in the form attached as Exhibit F or Exhibit G hereto. Upon receipt by the Custodian of such documentation, Lender will have the right to issue instructions regarding the Pledged Loans covered by a Trust Receipt without surrender of the related Trust Receipt.

                  (g) The Custodian understands that Lender may need to examine Pledged Loans subject to a Trust Receipt on a periodic basis. Such examination shall take place on the premises of the Custodian. Lender will give the Custodian two (2) Business Days' notice before Lender makes an examination. Lender's agreements with each Assignee will grant Lender the right to make such examinations.

                  (h) The Custodian shall cause to be kept at its corporate trust office records in the form, scope and substance of a register (the "Custodial Register") in which, subject to such reasonable regulations as it may prescribe, the Custodian shall reflect the ownership of Pledged Loans as confirmed by Trust Receipts as herein provided. The Custodial Register shall be deemed to contain proprietary information and only Custodian and Lender shall have access to such information.

                  SECTION 6. Release of Custodian's Mortgage Files for Servicing. From time to time and as appropriate for the servicing of any of the Pledged Loans by Borrower, the Custodian is hereby authorized, upon written request and receipt of Borrower and consent and acknowledgement of Lender (to the extent required by Exhibit H) in the form of Exhibit H, to release to Borrower or its designee the related Mortgage File, or any documents contained therein, set forth in such receipt to Borrower. All documents so released to Borrower or its designee shall be held by it in trust for the benefit of Lender and Third Person from time to time. Borrower or its designee shall return to the Custodian the Mortgage File or such documents when Borrower's need therefor in connection with servicing no longer exists but in no event later than ten (10) Business Days after their release by the Custodian as provided herein.

                  Upon the payment in full of any Pledged Loan by the mortgagor, and upon receipt by the Custodian of Borrower's request for release and acknowledgement by Lender in the form of Exhibit H, the Custodian shall promptly release the related Mortgage File to Borrower.

                  Borrower agrees that, at the time any request for release of Mortgage Files is made to the Custodian under this Agreement, Lender shall be so notified and a copy of any written request for release shall be furnished to Lender. Upon its receipt of any released Mortgage Files, Borrower shall so notify Lender.

                  SECTION 7. Review and Deposit of Additional Pledged Loans.

                  (a) If, pursuant to the Loan Agreement, Borrower is required to deliver additional Pledged Loans to the Custodian to cure a Margin Deficit or if Borrower and Lender agree to cause additional Pledged Loans to become subject to the Loan Agreement ("Additional Pledged Loans"), the Custodian shall retain possession and custody of the Mortgage Files relating thereto pursuant to
Section 5 hereof and, upon receipt and review thereof, shall transmit to Lender a Trust Receipt that shall supersede any Trust Receipt bearing an earlier date and have attached thereto a complete Pledged Loan Schedule revised so as to give effect to the Advance contemplated by such Trust Receipt.

                  (b) Two (2) days prior to the delivery of any Additional Pledged Loans, Borrower will advise the Custodian whether the Custodian will be required to review any Additional Pledged Loans Borrower undertakes to use its best efforts to make available for review any such Additional Pledged Loans as soon as is reasonably possible. Upon receipt thereof, the Custodian shall perform its review of the Mortgage Files relating to any Additional Pledged Loans in the manner contemplated by Section 5 hereof.

                  (c) Borrower covenants and agrees to provide to the Custodian at the time Borrower delivers any Additional Pledged Loans under this Agreement, and at the time any Pledged Loans are transferred to Borrower pursuant to
Section 5(c) hereof, a revised Pledged Loan Schedule reflecting current information with respect to all Pledged Loans subject to the applicable Trust Receipt, after giving effect to the related delivery or transfer.

                  SECTION 8. Waiver by the Custodian. Notwithstanding any other provisions of this Agreement, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, if any, that the Custodian might otherwise have against all or any part of a Mortgage File or the proceeds thereof. The Custodian warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of a security interest or otherwise, in any Pledged Loan.

                  SECTION 9. Right of Inspection by Lender and Third Person. Upon reasonable notice to the Custodian (which in no event shall be less than two (2) Business Days notice), the Person or Persons for whom the Custodian is acting as custodian, or their duly authorized representatives, may at any time, during ordinary business hours, inspect and examine the Mortgage Files in the possession and custody of the Custodian at such place or places where such Mortgage Files are deposited.

                  SECTION 10. Custodian's Fees and Expenses. The Custodian hereby acknowledges that Borrower has agreed to pay all fees due and owing to, and except as otherwise provided herein, any expenses incurred by the Custodian under this Agreement. The fees due to the Custodian for its services hereunder shall be as set forth in a separate letter agreement between the Custodian and Borrower. In addition to the fees referred to in the two foregoing sentences, Borrower has agreed to pay all out-of-pocket expenses incurred by the Custodian in connection with the review of each Mortgage File by it or its agent and its issuance of a Trust Receipt relating thereto. Neither Lender nor any Third Person shall have any liability or obligation to pay any such fees or expenses, and the duties of the Custodian hereunder shall be independent of Borrower's performance of its obligations to the Custodian in respect of such fees and expenses.

                  SECTION 11. Termination of Agreement. This Agreement shall become effective on and as of the date hereof and shall terminate upon the earlier of (i) the Custodian's receipt of written Notice of Termination signed by the Person or all of the Persons to whom the Custodian has issued Trust Receipts and on whose behalf the Custodian is acting as agent, bailee and custodian, (ii) the removal of all Mortgage Files from the possession of the Custodian pursuant to the instructions of the Person or Persons entitled to request such removal pursuant to this Agreement. The Custodian shall be entitled to rely, and shall be protected in relying, on any such Notice of Termination delivered to it by such Person or Persons and (iii) if the Advance relating to any Pledged Loan is repaid by Borrower to Lender, the receipt by Lender of principal and interest and any other amounts due and owing to Lender by the Borrower under the Loan Agreement. If this Agreement terminates with respect to any Pledged Loan by operation of clause (i) above, the Custodian shall deliver the related Mortgage File then subject to this Agreement to the Person indicated in the Notice of Termination. If the Advance relating to any Pledged Loan is repaid by Borrower to Lender pursuant to clause (iii) above, then Lender shall execute and deliver to the Custodian a document in substantially the form of
Exhibit I which confirms the receipt of principal and interest and any other amounts due and owing to Lender relating to the Pledged Loan and the termination and release of all of Lender's right, title and interest in such Pledged Loan, and the Custodian upon receipt of such document shall deliver the related Mortgage File for such Pledged Loan to Borrower or such other Person as Borrower so directs. Upon such termination the Custodian shall deliver all Mortgage Files then subject to this Agreement to the Person indicated in such Notice of Termination or if no such Person is indicated, then to the Person or Persons to whom the Custodian has issued Trust Receipts and for whom the Custodian is acting on such date and the Custodian shall endorse the Pledged Notes without recourse, representation and warranties and execute mortgage assignments pursuant to any instruction by the Person on whose behalf the Custodian is acting as agent and bailee pursuant to this Agreement.

                  SECTION 12. Resignation and Removal of Custodian.

                  (a) Resignation. The Custodian shall have the right, with or without cause, to resign as the Custodian under this Agreement upon sixty (60) days' prior written notice to Borrower, Lender and, to the extent of its interest, any Third Person. Following any such resignation, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Lender or any Third Person, as applicable.

                  (b) Removal. Lender and, to the extent of its interest, any Third Person may remove and discharge the Custodian from the performance of its duties under this Agreement, by providing thirty (30) days' written notice to the Custodian, signed jointly by Lender and a majority in interest of (calculated with reference to the face value of the Pledged Loans) any Third Person or Persons with any interest in the Pledged Loans, as evidenced by the holding of a Trust Receipt, with a copy to Borrower. Following any such removal, the Custodian shall continue to act as the "Custodian" under this Agreement until it delivers the Mortgage Files to a duly appointed successor Custodian as provided in (c) below, if any, or to any designee specified by Lender or any Third Person, as applicable.

                  (c) Appointment of Successor Custodian; Transfer of Pledged Loans. Upon resignation or removal of the Custodian, Lender and, to the extent of its interest and if permitted by Section 5 hereof, any Third Person shall have 60 days in which to appoint and designate a successor to take possession of their respective Mortgage Files or select one or more designees to take possession thereof. Upon receipt of written direction regarding the foregoing from Lender and any Third Person with respect to the Pledged Loans in which they have an interest, as applicable, the Custodian shall deliver all Mortgage Files to the person so designated within 10 days following delivery to the Custodian of such written notice. If a successor Custodian is appointed, the Custodian shall deliver the Mortgage Files in accordance with the written instructions of Lender and a majority in interest of (calculated with reference to the face value of the Pledged Loans) Third Person having interests in the Pledged Loans to the extent such Third Person are permitted to take action with respect thereto under Section 5 hereof setting forth the name and address of the successor Custodian. If Lender and, to the extent of its interest, any such Third Person, fail to jointly designate a successor Custodian or specify one or more designees within such 60-day period, then the Custodian shall deliver possession and custody to Lender and, if otherwise permitted under Section 4 hereof, any Third Person, of their respective Mortgage Files, as applicable, at the address specified in the Custodian's records. The Custodian shall, as part of the transfer of the Mortgage Files, deliver the Mortgage Assignment for each Pledged Loan in recordable form and shall endorse the Pledged Note without recourse, representation and warranties in accordance with Lender's or the applicable Third Person's instructions. Any successor Custodian hereunder shall be a financial institution whose deposits are insured by FDIC, have a net worth of not less than $10,000,000 and shall have secure vault storage facilities located in the State of New York or such other State as Lender and Borrower may agree, in which the Mortgage Files are to be retained.

                  SECTION 13. Limitation on Obligations of the Custodian. The Custodian shall have no duties or obligations other than those specifically set forth herein, and no further duties or obligations shall arise by implication or otherwise. The Custodian agrees to use its best judgment and good faith in the performance of such obligations and duties and shall incur no liability to Borrower for its acts or omissions hereunder, except as may result from its gross negligence or willful misconduct. The Custodian shall also be entitled to rely (and shall be protected in relying) upon written advice of its legal counsel and to rely upon any written notice, document, correspondence, request or directive received by it from Lender, any Third Person (if applicable), or Borrower, as the case may be, that the Custodian believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any Person so executing or presenting such documents or as to the truthfulness of any statements set forth therein. No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it. Borrower agrees to indemnify, defend and hold the Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by the Custodian, including court costs and reasonable attorney's fees and disbursements, and all of the Custodian's other cost, damage or expense incurred in connection with the Custodian's performance of its duties under this Agreement, but excluding any such claim, legal action, liability, loss, cost, damage or expense caused by Custodian's gross negligence or willful misconduct.

                  The Custodian shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft and loss of documents insurance, (c) forgery insurance, and (d) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as the Custodian in similar Advances. The Custodian shall, upon written request, provide to Borrower, or to any other Person as Borrower shall direct, a certificate signed by an authorized officer of the Custodian certifying that the foregoing insurance policies are in full force and effect. The Custodian shall use its best efforts to ensure that such insurance shall not terminate prior to receipt by Lender by registered mail of 30 days' prior written notice thereof.

                  SECTION 14. Notices. Any notice, demand or consent required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent. Any such notice, demand or consent shall be delivered in person or transmitted by a recognized private courier service or deposited with the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed as follows, unless such address is changed by written notice hereunder:

                  If to Borrower:

                  IMC Mortgage Company
                  3450 Bushwood Park Drive, Suite 250
                  Tampa Bay, Florida  33618
                  Attention:  Stuart Marvin, CPA & Chief Financial Officer
                  Telephone:  (813) 915-2548
                  Telecopy:   (813) 933-6023

                  If to Lender:

                  Paine Webber Real Estate Securities Inc.
                  1285 Avenue of the Americas
                  New York, New York 10019
                  Attention:   George Mangiaracina, First Vice President
                  Telephone:   (212) 713-3734
                  Telecopy:    (212) 265-3881

                  If to the Custodian:

                  First National Bank of Boston
                  100 Federal Street
                  Mail Location:  01-1B-06
                  Boston, Massachusetts 02110
                  Attention:   David L. Hall, Senior Manager, Vault Services
                  Telephone:
                  Telecopy:

                  SECTION 15. No Assignment or Delegation by the Custodian. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder nor delegate or appoint any other person to perform or carry out any of its duties, responsibilities or obligations under this Agreement; any act or instrument purporting to effect any such assignment, transfer, pledge, grant, delegation or appointment shall be void.

                  SECTION 16. Controlling Law. This Agreement and all questions relating to validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York, without regard to any New York or other conflict-of-law provisions.

                  SECTION 17. Agreement for the Exclusive Benefit of Parties. This Agreement is for the exclusive benefit of the parties hereto, and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other person whatsoever except a Third Person to the extent rights are explicitly conferred on any one or more Third Person pursuant to this Agreement.

                  SECTION 18. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custody agreements. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing signed by Lender, Borrower and the Custodian.

                  SECTION 19. Exhibits. All Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

                  SECTION 20. Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the parties asserted to have granted such waiver.

                  SECTION 21. Titles Not to Affect Interpretation. The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

                  SECTION 22. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be invalid or unenforceable in whole or in part.

                  SECTION 23. Representations and Warranties of the Custodian. The Custodian represents, warrants to, and covenants with Lender that on the date hereof, and on the date of the issuance of any Trust Receipt by the
Custodian:

                  (1) The Custodian is (i) a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and (ii) duly qualified and in good standing and in possession of all requisite authority, power, licenses, permits and franchises in order to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (2) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and the execution and delivery of this Agreement by the Custodian in the manner contemplated herein and the performance of and compliance with the terms hereof by it will not (i) violate, contravene or create a default under any applicable laws, licenses or permits to the best of its knowledge, or (ii) violate, contravene or create a default under any charter document or bylaw of the Custodian or to the best of the Custodian's knowledge any contract, agreement, or instrument to which the Custodian or by which any of its property may be bound and will not result in the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property;

                  (3) The execution and delivery of this Agreement by the Custodian and the performance of and compliance with its obligations and covenants hereunder do not require the consent or approval of any governmental authority or, if such consent or approval is required, it has been obtained;

                  (4) This Agreement, and the original Trust Receipt issued hereunder, when executed and delivered by the Custodian will constitute valid, legal and binding obligations of the Custodian, enforceable against the Custodian in accordance with their respective terms, except as the enforcement thereof may be limited by applicable debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law;

                  (5) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (6) To Custodian's knowledge after due inquiry, there is no litigation pending or threatened which, if determined adversely to
         Custodian, would adversely affect the . execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have a material adverse effect on the financial condition of Custodian;

                  (7) Upon written request of Lender or any Third Person, and assurance reasonably satisfactory to Custodian that its costs of doing so will be timely reimbursed and that Custodian will receive reasonable compensation (in addition to the compensation provided for elsewhere in this Agreement) for doing so, Custodian shall take such steps as may be reasonably requested by Lender or any Third Person (consistent with Custodian's undertakings hereunder) to protect or maintain any interest in any real property securing the Pledged Loan owned by such owner and any insurance applicable thereto.

                  SECTION 24. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterpart shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                  SECTION 25. Additional Borrowers. At the request of Borrowers and upon the prior written consent of Lender, any affiliate of IMC Mortgage Company may be added as a Borrower under this Custody Agreement by execution and delivery to the Custodian of a Borrower Addition Agreement in the form of Exhibit J hereto.

                  IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date set forth above.

                                      IMC MORTGAGE COMPANY

                                       By:_____________________________________
                                       Name:
                                       Title:

                                       IMC CORPORATION OF AMERICA

                                       By:_____________________________________
                                       Name:
                                       Title:

                                       INDUSTRY MORTGAGE COMPANY, L.P.

                                       By:_____________________________________
                                       Name:
                                       Title:

                                       IMC INVESTMENT CORP.

                                       By:_____________________________________
                                       Name:
                                       Title:

                                       COREWEST BANC

                                       By:_____________________________________
                                       Name:
                                       Title:

                                       FIRST NATIONAL BANK OF BOSTON
                                          as Custodian

                                       By:_____________________________________
                                       Name:
                                       Title:

                                       PAINE WEBBER REAL ESTATE
                                          SECURITIES INC.

                                       By:_____________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT A

                              LETTER OF TRANSMITTAL

To:      [Custodian]                          From:    [Borrower]
         [Address]                                     [Address]


                  Pursuant to the Custody Agreement dated as of ___________, 199_ (the "Custody Agreement") among _____________________ (the "Custodian), _________________________ ("Borrower"), and Paine Webber Real Estate Securities Inc., Borrower hereby delivers to you (i) the documents described below in connection with the Pledged Loans identified on the attached schedule and (ii) an updated Pledged Loan Schedule identifying each Pledged Loan in your custody (including the Pledged Loans referred to in clause (i) above).

                  We understand that the list set forth below indicates in summary fashion the materials for transmittal; it is not intended to describe fully all the required characteristics of each item. We further understand that each item sent to the Custodian must comply with the applicable requirements of the Custody Agreement, and that all required documents must be delivered together before the Custodian will accept the Pledged Loans.

                  [With respect to each of the "Wet Mortgage Loans" referred to in clause (i) above, Borrower shall deliver, or cause to be delivered, to the Custodian by not later than the 7th day after the date hereof, the following documents:]

                  [With respect to each of the Pledged Loans referred to in clause (i) above, Borrower has delivered, to the extent required by the Custody Agreement, the following documents:]

Section 2

(1)      Letter of Transmittal (original and one copy)

(2) Original Pledged Note (endorsed in blank), including all intervening endorsements
                         Power of Attorney (if applicable)

(3) Original of any loan agreement and guarantee executed in connection with the Pledged Notes, if applicable

(4)      Mortgage
                  Original, or
                  Conformed Copy, together with the appropriate certificate

(5)      Assignment of Mortgage in blank
                  original, or
                  Conformed Copy, together with the appropriate certificate

(6)      Intervening Mortgage Assignment, if any
                  original, or
                  Conformed Copy, together with the appropriate certificate

(7) originals of all assumption, modification, consolidation or extension agreements

(8)      other.

Submitted                   The Custodian acknowledges receipt of the
By:____________________     documents referred to and agrees to hold and retain
                            possession thereof pursuant to the terms of the
Date:__________________     Custody Agreement.


Telephone Number:______     ______________, as Custodian

                            By:
                            Name:
                            Title:

                                                                      EXHIBIT B

                             NOTICE TO THE CUSTODIAN

TO:       _____________________, as Custodian

FROM:     Paine Webber Real Estate Securities Inc.

DATE:     ___________________________

                  Pursuant to the Custody Agreement dated as of ___________, 199_, among _________________________, Paine Webber Real Estate Securities Inc. and _____________________, as Custodian ("Custody Agreement"), the undersigned hereby notifies you that it has transferred its interest in the Mortgage Files with respect to the Pledged Loans identified in the mortgage loan schedule attached hereto (the "Notice Loan Schedule") to [TRANSFEREE NAME AND ADDRESS].

                  Included with this notice is the original Trust Receipt for amendment of the Pledged Loan Schedule attached thereto. Capitalized terms used herein without definition are as defined in the Custody Agreement.

                                         PAINE WEBBER REAL ESTATE
                                         SECURITIES INC.

                                         By:___________________________________
                                         Name:
                                         Title:

[Name of transferee] hereby acknowledges
that (i) the Pledged Loans listed on the
Notice Loan  Schedule are being held for
it by  the  Custodian  pursuant  to  the
terms of the Custody Agreement,  (ii) it
agrees  to  be  bound  by  the   Custody
Agreement, (iii) the Custodian shall not
comply  with  the  request  of  a  Third
Person to deliver  Mortgage Files unless
such Third  Person has  delivered to the
Custodian an executed  Notice of Default
Certificate  and (iv) it is  responsible
for payment of any fees and  expenses of
the Custodian
incurred in connection with the issuance
of   periodic   reports   to  it  or  in
complying with its requests.



[NAME OF TRANSFEREE]

By:_____________________________________

Name:___________________________________

Title:__________________________________

cc:  [Borrower]

                                                                      EXHIBIT C

                                  TRUST RECEIPT

                                     [Date]

[TO BE ADDRESSED TO THE REGISTERED HOLDER]

         Re:      Custody Agreement dated as of ___________, 199_, among

                  ____________________, Paine Webber Real Estate Securities Inc.

                  and_________________________, as Custodian

Gentlemen:

                  In accordance with the provisions of Paragraph 4 of the above-referenced Custody Agreement (the "Custody Agreement"), the undersigned, as Custodian, hereby certifies that as to each Pledged Loan described in the Pledged Loan Schedule, a copy of which is attached hereto, it has reviewed the Mortgage File and has determined that, except as set forth on the Exception Report attached hereto, (i) all documents required to be delivered to it pursuant to the Custody Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Pledged Loan, and (iii) based on its examination of the foregoing documents, such documents on their face satisfy the requirements set forth in Sections 3(a)(1) through 3(a)(6) of the Custody Agreement.

                  The Custodian hereby confirms that it is holding each such Mortgage File as agent and bailee of and custodian for and for the exclusive use and benefit of Paine Webber Real Estate Securities Inc. ("PWRES") or its transferee pursuant to the terms of the Custody Agreement.

                  This Trust Receipt is not a negotiable instrument. PWRES may, however, transfer this receipt by a special endorsement to one other party. The party that takes this receipt from PWRES or its affiliate by special endorsement may only transfer this receipt by a second endorsement in PWRES's or its affiliate's favor.

                  The Custodian will accept and act on instructions with respect to the Pledged Loans only upon surrender of this receipt at its Corporate Trust Office, [ADDRESS], Attention: ________________. If the receipt has been endorsed and is held by a Person other than PWRES or one of its affiliates, we will accept and act on instructions from the endorsee only if the attached Notice of Default Certificate is executed and delivered to us stating that an Event of Default has occurred under a repurchase agreement relating to this Trust Receipt between PWRES and the endorsee.

                  All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Custody Agreement.

                                            _____________________, as Custodian

                                            By:________________________________
                                            Name:
                                            Title:

                                                                      EXHIBIT E

                          NOTICE OF DEFAULT CERTIFICATE

                                                          _______________, 199_

________________________
  as Custodian [ADDRESS]

Gentlemen:

                  As the transferee of a Trust Receipt for certain Pledged Loans, which Trust Receipt is attached hereto, we hereby notify you that an event of default has occurred under our agreement with and we are entitled to receive the Pledged Loans subject to the aforementioned Trust Receipt.

                                            [_________________________________]


                                             By:_______________________________
                                             Name:
                                             Title:

Notice Received by Custodian
on [Date]:

By:__________________________________
Title:
Date:

                                                                     EXHIBIT F

__________________________,
  as Custodian
  [ADDRESS]

                Re: Custody Agreement dated as of ___________, 199_, among _________________________, Paine Webber Real Estate
                         Securities Inc. and ___________________________, as
                         Custodian

Gentlemen:

                  On [date] you issued a trust receipt in the name of PWRES evidencing entitlement to the Pledged Loans described on Schedule A hereto and held by you as Custodian. You issued that receipt pursuant to our agreement with _________________________ dated as of ________ __, 199_. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

                  At the time of its [loss, destruction, etc.], the receipt was held by us under [the terms of original issue, special . endorsement]. Since its [issuance, endorsement] to us, we have not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt that has not been released prior to the date hereof. Accordingly, this letter authorizes you to act on our instructions regarding such Pledged Loans without surrender of the receipt to you.

                  We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Pledged Loans without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

         If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                                         PAINE WEBBER REAL ESTATE
                                         SECURITIES INC.

                                         By:___________________________________
                                         Name:
                                         Title:

                                                                      EXHIBIT G

______________________,
 as Custodian
[ADDRESS]

                  Re: Custody Agreement dated as of ___________, 199_, among _________________________, Paine Webber Real Estate
                         Securities Inc.
                         and ___________________________, as Custodian

Gentlemen:

                  On [date] you issued a trust receipt in the name of Paine Webber Real Estate Securities Inc. evidencing entitlement to the Pledged Loans described on Schedule __ hereto and held by you in the name of _______________________, as Custodian. You issued that receipt pursuant to our agreement with _________________________ dated as of ___________, 1997. The trust receipt has been [lost, destroyed, etc.]. Every effort was made to recover the receipt; those efforts were unsuccessful. It is, therefore, now unavailable for surrender to you.

                  At the time of its [loss, destruction, etc.], the receipt was held by [name of transferee] under a special endorsement by us. We have attached to this letter a special endorsement, from [name of transferee] conveying to us its interest in the trust receipt and authorizing us to issue instructions regarding the Pledged Loans subject thereto without surrender of the receipt. [name of transferee] has represented to us that it has not sold, assigned, transferred, pledged or otherwise granted an interest in the trust receipt to any party other than PWRES. Accordingly, this letter authorizes you to act on our instructions regarding such Pledged Loans without surrender of the receipt to you.

                  We hereby agree to indemnify and hold you harmless against any loss, liability or expense that you may incur as a result of acting on our instructions regarding such Pledged Loans without our surrender of the receipt to you, excluding, however, any such loss, liability or expense caused by your gross negligence or willful misconduct.

         If the trust receipt is ever recovered by us, we will immediately notify you, cancel the receipt and surrender the receipt to you.

                                            PAINE WEBBER REAL ESTATE
                                            SECURITIES INC.

                                            By:________________________________
                                            Name:
                                            Title:

                                                                      EXHIBIT H

                        REQUEST FOR RELEASE OF DOCUMENTS

To:      _______________________
           as Custodian

         [ADDRESS]

         Re: Custody Agreement dated as of ___________, 199_, among _________________,
                  Paine Webber Real Estate Securities Inc.
                  and _____________________, as
                  Custodian____________________________________________

                  In connection with the administration of Pledged Loans held by you as Custodian for Lender and Third Person from time to time pursuant to the above-referenced Custodial Agreement, we hereby request the release, and acknowledge receipt, of the [specify documents] [related Mortgage Files] for the Pledged Loans described in the attached Pledged Loan Schedule, for the reason indicated.

Mortgagor's Name Address and Zip Code:

Pledged Loan Number:

Reason for Requesting Documents (check one):

______1. Pledged Loan paid in full. (The Custodian shall delete the Pledged Loan from the applicable Pledged Loan Schedule and send the amended Pledged Loan Schedule to Lender and any related Third Person.)

______2. Payment of Advance of Pledged Loan pursuant to the Loan Agreement. (The Custodian shall delete the Pledged Loan from the applicable Pledged Loan Schedule and send the amended Pledged Loan Schedule to Lender and any related Third Person.)

______3.          Pledged  Loan  in   foreclosure  or  otherwise  released   for
                  servicing.

                  If box 1 or 2 above is checked, and if all or part of the Mortgage Files were previously released to IMC Mortgage Company please release to IMC Mortgage Company its previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Pledged Loan.

                  If box 3 above is checked, upon the return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                  IMC Mortgage Company understands and agrees that all documents delivered to IMC Mortgage Company or its subservicer pursuant to this request for release (other than with respect to Items 1 or 2 shall be returned to the Custodian no later than twenty-one (21) days from the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Custody Agreement.

                                              [BORROWER]

                                               By:_____________________________
                                               Name:___________________________
                                               Title:__________________________
                                               Date:___________________________

Acknowledged and Agreed:

PAINE WEBBER REAL ESTATE SECURITIES INC.

(Required if documentation relating to more than three (3) Mortgage Files are outstanding or the release of a Pledged Note or Mortgage Assignment is requested.)


By:__________________________________
Name:________________________________
Title:_______________________________
Date:________________________________


Acknowledgement of documents returned to the Custodian, for the reasons listed in item 3:

Custodian

By:__________________________________
Name:________________________________
Title:_______________________________
Date:________________________________

                                                                      EXHIBIT I

                      CONFIRMATION OF REPAYMENT AND RECEIPT

To:      _____________________, as Custodian
         [Borrower]

Date:    __________ ___, 199_

Re: Custody Agreement, dated as of ___________, 199_, among Paine Webber Real Estate Securities Inc. (the "Lender"), _________________________ (the "Borrower") and _________________, as custodian thereunder

         Lender hereby:

         (a) Acknowledges receipt of $____________in immediately available funds on behalf of Borrower;

         (b) Acknowledges that the funds referred to in clause (a) above constitute sufficient consideration under the terms of the Loan Agreement, dated as of ___________, 1997 among Lender and Borrower, for the release by Lender of its interest in the Pledged Loans listed on Schedule A hereto;

         (c) Confirms that it has released to Borrower all of its right, title and interest in and to the Pledged Loans listed on Schedule A hereto; and

         (d) Confirms that it has not granted or created any interest in the Pledged Loans listed on Schedule A hereto other than interests that have been fully discharged or satisfied on or prior to the date hereof.

Dated: ________________ ___, 199_         PAINE WEBBER REAL ESTATE
                                             SECURITIES INC.




                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                                                      EXHIBIT J

                           BORROWER ADDITION AGREEMENT

         Reference  is made to the Custody  Agreement  dated as of February  28,
1997 (as amended from time, the "Custody Agreement") by and among IMC CORPORATION OF AMERICA, INDUSTRY MORTGAGE COMPANY, L.P., IMC INVESTMENT CORP. and COREWEST BANC, INC. (jointly and severally, each a "Borrower" and collectively "Borrowers"), PAINE WEBBER REAL ESTATE SECURITIES INC. ("Lender"), such other "Borrowers" (as defined therein) which may from time to time become a party thereto, and FIRST NATIONAL BANK OF BOSTON (the "Custodian"). Capitalized terms not defined herein have the respective meanings assigned thereto in the Custody Agreement.

         By their signatures below, _____________, Lender, Borrower and the Custodian agree that effective as of ___________ __, 199_, ______________ will become a "Borrower" under the Custody Agreement with all the rights and obligations of a Borrower thereunder on and after such date. By its signature below, the Custodian agrees to provide written notice thereof to each other Borrower under the Custody Agreement that effective as of the above-referenced date ______________________ has complied with the provisions of Section __ of the Custody Agreement and is a "Borrower" for all purposes thereunder.

         IN WITNESS WHEREOF, the parties have signed this Borrower Addition Agreement as of _____________ __, 1997.

                                                     IMC MORTGAGE COMPANY


                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________


                                         IMC CORPORATION OF AMERICA


                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

                                         INDUSTRY MORTGAGE COMPANY, L.P.


                                         By:___________________________________
                                         Name:
                                         Title:

                                         IMC INVESTMENT CORP.


                                         By:___________________________________
                                         Name:
                                         Title:

                                         COREWEST BANC, INC.


                                         By:___________________________________
                                         Name:
                                         Title:

                                         FIRST NATIONAL BANK OF BOSTON
                                             as Custodian

                                         By:___________________________________
                                         Name:
                                         Title:

                                         PAINE WEBBER REAL ESTATE
                                             SECURITIES INC.

                                         By:___________________________________
                                         Name:
                                         Title: